UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2017

Benefit Street Partners Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Realty Finance Trust, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Maryland (State or other jurisdiction of incorporation)	000-55188 (Commission File Number)	46-1406086 (I.R.S. Employer Identification No.)

9 West 57th Street, Suite 4920

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Corporate Name

Effective on January 30, 2017, Realty Finance Trust, Inc. amended its charter to change its name to Benefit Street Partners Realty Trust, Inc. (the “Company”). The name change was effected pursuant to an amendment to the charter of the Company (the “Charter Amendment”). The Charter Amendment was unanimously approved by the Board of Directors of the Company and was made without action by the stockholders of the Company pursuant to Section 2-605(a)(1) of the Maryland General Corporation Law. The Company is also updating its bylaws and other governance documents to reflect the name change.

A copy of the Charter Amendment is attached hereto as Exhibit 3.1.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Restatement, effective January 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFIT STREET PARTNERS REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Treasurer

Date: February 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Restatement, effective January 30, 2017.